                                SECOND AMENDMENT
                                     TO THE
                          UNITED COMMUNITY BANKS, INC.
                 EXECUTIVE REVENUE NEUTRAL RETIREMENT AGREEMENT
                              DATED MARCH 13, 2000
                                       FOR
                                JIMMY C. TALLENT

         THIS SECOND AMENDMENT to the United Community Banks, Inc. Executive Revenue Neutral Retirement Agreement (the "Second Amendment") is made and entered into as of the 13th day of March, 2003, by and between UNITED COMMUNITY BANKS, INC., a Georgia business corporation located in Blairsville, Georgia (the "Corporation") and JIMMY C. TALLENT (the "Executive," and together with the Corporation, the "Parties").

         WHEREAS, on March 13, 2000, the Parties executed the United Community Banks, Inc. Executive Revenue Neutral Retirement Agreement (the "Agreement");

         WHEREAS, on June 6, 2000, the Parties executed the First Amendment to the United Community Banks, Inc. Executive Revenue Neutral Retirement Agreement (the "First Amendment"); and

         WHEREAS, the Parties desire to revise Section 2.2 of the Agreement and Appendices A and B of the First Amendment:

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Parties hereby agree as follows:

         1. Amendment to Section 2.2 of the Agreement. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  2.2 Allocated Earnings. The earnings allocated to the Executive's Retirement Account shall equal the growth for the applicable Plan Year of Simulated Investment Number One under Section
         2.1.1 minus the growth for the applicable Plan Year of Simulated Investment Number Two under Section 2.1.2. This amount shall then be divided by the Adjustment Rate as defined in Section 1.1. If the growth of Simulated Investment Number Two exceeds the growth of Simulated Investment Number One (earnings deficit) for any Plan Year, no amount is allocated to the Executive's Retirement Account for that year. In addition, subsequent Allocated Earnings must first be reduced by the Executive's allocated portion of the cumulative remaining earnings deficit from prior years before allocation to the Executive's Retirement Account.

         2. Amendment to Appendix A of the First Amendment. Appendix A of the First Amendment is hereby deleted in its entirety and replaced with Appendix A attached hereto.

         3. Amendment to Appendix B of the First Amendment. Appendix B of the First Amendment is hereby deleted in its entirety.

         4. No Other Changes. Except as set forth in this Second Amendment, the other provisions of the Agreement and the First Amendment shall remain in full force and effect in accordance with their respective terms. Nothing contained herein shall constitute a waiver of any rights or claims of any party heretofore or hereafter arising under or related to the Agreement or the First Amendment.

         5. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Parties have cause this Second Amendment to be executed on the 13th day of March, 2003.

                                    UNITED COMMUNITY BANKS, INC.



                                       By:              /S/ ALAN KUMLER
                                            -----------------------------------
                                       Name:             Alan Kumler
                                              ----------------------------------

                                       Title:    Vice President and Controller
                                              ----------------------------------

                                    EXECUTIVE.



                                                     /S/ JIMMY C. TALLENT
                                             -----------------------------------
                                             Jimmy C. Tallent

                                   APPENDIX A

                          AGGREGATE PREMIUM INVESTMENT

        PREMIUM                                                $ 11,410,000

                              SIMULATED POLICY DATA

    INSURED                    INSURER       POLICY NO.         PRODUCT TYPE       ISSUE DATE      CLASSIFICATION
    -------                    -------       ----------         ------------       ----------      --------------
Tallent, Jimmy C.                AH          AH5052195            ESPIVNO           12/31/98         Standard S
Tallent, Jimmy C.                AH          AH5052196            ESPIVNO           12/31/98         Standard S